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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported):  December 12, 2000



                        CB RICHARD ELLIS SERVICES, INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)


   DELAWARE                      001-12231                52-1616016
------------------           ----------------    ----------------------------
(State or other              (Commission File    (IRS Employer Identification
jurisdiction of                   Number)                   No.)
incorporation)


      200 North Sepulveda Boulevard, El Segundo, California          90245
      -----------------------------------------------------       ----------
             (Address of principal executive offices)             (Zip Code)



      Registrant's telephone number, including area code  (310) 563-8600
                                                          --------------

NA
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 7.   Financial Statements and Exhibits

    (c)   The following is furnished as an Exhibit to this report

   99.1 Memorandum dated December 12, 2000 from members of the Special Committee of the Board of Directors to all Employees.


Item 9.   Regulation FD Disclosure

     Members of the Special Committee of the Board of Directors issued a Memorandum to the employees of CB Richard Ellis, Inc. discussing the status of their evaluation of the proposal by the investment group led by BLUM Capital Partners, L.P. The Memorandum is filed as an exhibit hereto.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CB RICHARD ELLIS SERVICES, INC.



Date: December 18, 2000         By:  /s/ Walter V. Stafford
                                   -------------------------------------------
                                    Walter V. Stafford
                                    General Counsel

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                                 EXHIBIT INDEX



Exhibit
Number                   Description of Exhibit
------                   ----------------------


99.1 Memorandum dated December 12, 2000 from Members of the Special Committee of the Board of Directors to all Employees.

                                       4